UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2015

NATIONAL RETAIL PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-11290	56-1431377
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 South Orange Avenue Suite 900 Orlando, Florida	32801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (407) 265-7348

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On February 26, 2015, National Retail Properties, Inc. (the “Company”) entered into separate equity distribution agreements (collectively, the “Agreements”) with each of Wells Fargo Securities, LLC, BB&T Capital Markets, a division of BB&T Securities, LLC, Capital One Securities, Inc., Citigroup Global Market Inc., Jefferies LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC and SunTrust Robinson Humphrey, Inc. (collectively, the “Managers”). Under the terms of the Agreements, the Company may issue and sell, from time to time, up to 10,000,000 shares (the “Shares”) of the Company’s common stock, par value $0.01 per share, through the Managers, acting as agent and/or principal.

Sales of the Shares, if any, will be made by means of ordinary brokers’ transactions that are deemed “at the market” offerings, in block transactions, or as otherwise agreed with the Managers. The Company will pay each Manager a commission that will not to exceed 2.0% of the gross sales price per Share of the Shares sold through such Manager as agent under the applicable Agreement. Under the terms of the Agreements, the Company may also sell Shares to any of the Managers as principal for its own account at a price agreed upon at the time of sale. If the Company sells Shares to a Manager as principal, the Company will enter into a separate terms agreement with the applicable Manager.

The Managers are not required to sell any specific number or dollar amount of the Shares, but will use reasonable efforts, as agents and subject to the terms of the Agreements, to sell the Shares, as instructed by the Company.

The form of the Agreements is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the material terms of the Agreements is qualified in its entirety by reference to such exhibit.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The exhibits listed in the following index relate to the Registration Statement on Form S-3 (No. 333-202237) of the Company and are filed herewith for incorporation by reference into such Registration Statement.

1.1	Form of Equity Distribution Agreement, dated February 26, 2015, between the Company and each of Wells Fargo Securities, LLC, BB&T Capital Markets, a division of BB&T Securities, LLC, Capital One Securities, Inc., Citigroup Global Market Inc., Jefferies LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC and SunTrust Robinson Humphrey, Inc.

5.1	Opinion of Pillsbury Winthrop Shaw Pittman LLP regarding the legality of the securities being issued by the Company.

8.1	Opinion of Pillsbury Winthrop Shaw Pittman LLP regarding certain material tax issues relating to the Company.

23.1	Consent of Pillsbury Winthrop Shaw Pittman LLP to the filing of Exhibit 5.1 herewith (included in its opinion filed as Exhibit 5.1).

23.2	Consent of Pillsbury Winthrop Shaw Pittman LLP to the filing of Exhibit 8.1 herewith (included in its opinion filed as Exhibit 8.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL RETAIL PROPERTIES, INC.

By:	/s/ Kevin B. Habicht
Name:	Kevin B. Habicht
Title:	Executive Vice President, Chief Financial Officer, Assistant Secretary and Treasurer

Dated: February 26, 2015